Exhibit 24


                                POWER OF ATTORNEY
                                -----------------




     The undersigned hereby authorizes and appoints John R. Gailey III as his or her attorney-in-fact to sign on his or her behalf and in his or her capacity as a director of West Pharmaceutical Services, Inc. (the "Company"), and to file, the Registration Statement on Form S-8 for the registration of up to 60,000 shares of the Company's Common Stock, par value $.25 per share, to be offered and sold pursuant to the Company's Amended and Restated Discounted Stock Purchase Plan and all amendments, exhibits and supplements thereto.





Date:    03/09/2002                                  /s/Tenley E. Albright
                                                     Tenley E. Albright

                                POWER OF ATTORNEY
                                -----------------




     The undersigned hereby authorizes and appoints John R. Gailey III as his or her attorney-in-fact to sign on his or her behalf and in his or her capacity as a director of West Pharmaceutical Services, Inc. (the "Company"), and to file, the Registration Statement on Form S-8 for the registration of up to 60,000 shares of the Company's Common Stock, par value $.25 per share, to be offered and sold pursuant to the Company's Amended and Restated Discounted Stock Purchase Plan and all amendments, exhibits and supplements thereto.





Date:    03/09/2002                                  /s/John W. Conway
                                                     John W. Conway

                                POWER OF ATTORNEY
                                -----------------




     The undersigned hereby authorizes and appoints John R. Gailey III as his or her attorney-in-fact to sign on his or her behalf and in his or her capacity as a director of West Pharmaceutical Services, Inc. (the "Company"), and to file, the Registration Statement on Form S-8 for the registration of up to 60,000 shares of the Company's Common Stock, par value $.25 per share, to be offered and sold pursuant to the Company's Amended and Restated Discounted Stock Purchase Plan and all amendments, exhibits and supplements thereto.





Date:    03/09/2002                                  /s/George W. Ebright
                                                     George W. Ebright

                                POWER OF ATTORNEY
                                -----------------




     The undersigned hereby authorizes and appoints John R. Gailey III as his or her attorney-in-fact to sign on his or her behalf and in his or her capacity as a director of West Pharmaceutical Services, Inc. (the "Company"), and to file, the Registration Statement on Form S-8 for the registration of up to 60,000 shares of the Company's Common Stock, par value $.25 per share, to be offered and sold pursuant to the Company's Amended and Restated Discounted Stock Purchase Plan and all amendments, exhibits and supplements thereto.





Date:    03/09/2002                                  /s/L. Robert Johnson
                                                     L. Robert Johnson

                                POWER OF ATTORNEY
                                -----------------




     The undersigned hereby authorizes and appoints John R. Gailey III as his or her attorney-in-fact to sign on his or her behalf and in his or her capacity as a director of West Pharmaceutical Services, Inc. (the "Company"), and to file, the Registration Statement on Form S-8 for the registration of up to 60,000 shares of the Company's Common Stock, par value $.25 per share, to be offered and sold pursuant to the Company's Amended and Restated Discounted Stock Purchase Plan and all amendments, exhibits and supplements thereto.





Date:    03/09/2002                                  /s/William H. Longfield
                                                     William H. Longfield

                                POWER OF ATTORNEY
                                -----------------




     The undersigned hereby authorizes and appoints John R. Gailey III as his or her attorney-in-fact to sign on his or her behalf and in his or her capacity as a director of West Pharmaceutical Services, Inc. (the "Company"), and to file, the Registration Statement on Form S-8 for the registration of up to 60,000 shares of the Company's Common Stock, par value $.25 per share, to be offered and sold pursuant to the Company's Amended and Restated Discounted Stock Purchase Plan and all amendments, exhibits and supplements thereto.





Date:    03/09/2002                                  /s/John P. Neafsey
                                                     John P. Neafsey

                                POWER OF ATTORNEY
                                -----------------




     The undersigned hereby authorizes and appoints John R. Gailey III as his or her attorney-in-fact to sign on his or her behalf and in his or her capacity as a director of West Pharmaceutical Services, Inc. (the "Company"), and to file, the Registration Statement on Form S-8 for the registration of up to 60,000 shares of the Company's Common Stock, par value $.25 per share, to be offered and sold pursuant to the Company's Amended and Restated Discounted Stock Purchase Plan and all amendments, exhibits and supplements thereto.





Date:    03/09/2002                                  /s/Anthony Welters
                                                     Anthony Welters